UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                       January 13, 2006 (January 12, 2006)


                         AMERICAN RETIREMENT CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Tennessee                  01-13031                62-1674303
------------------------------    --------------     ---------------------------
 (State or Other Jurisdiction      (Commission            (I.R.S. Employer
       of Incorporation)           File Number)          Identification No.)


            111 Westwood Place, Suite 200
                Brentwood, Tennessee                                 37027
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       (Address of Principal Executive Offices)                    (Zip Code)


                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition


Item 7.01. Regulation FD Disclosure

     On January 12, 2006, American Retirement Corporation issued a press release announcing 2005 and 2006 earnings guidance. A copy of the press release is furnished herewith as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

   (d) Exhibits.

           99.1    Press Release dated January 12, 2006




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     AMERICAN RETIREMENT CORPORATION


                                     By:  /s/ Bryan D. Richardson
                                          --------------------------------------
                                          Bryan D. Richardson
                                          Executive Vice President - Finance and
                                          Chief Financial Officer

Date: January 12, 2006




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


                                  EXHIBIT INDEX


   Exhibit
   Number          Description
   ------          -----------

    99.1           Press Release dated January 12, 2006




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